EXHIBIT (J)(1)

                         CONSENT OF INDEPENDENT AUDITORS




We consent to the reference to our firm under the captions "Financial Highlights", "Investment Advisory and Other Services" and "Financial Statements" and to the use of our report dated February 10, 2004, which is incorporated by reference in this Registration Statement (Form N-1A No. 333-80099) of Gabelli Blue Chip Value Fund.




                                                       ERNST & YOUNG LLP


New York, New York
February 25, 2004